Earnings Per Share	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Earnings Per Share
NOTE 2. EARNINGS PER SHARE

A reconciliation of the numerators and denominators of basic and diluted earnings per share is shown in the table below:

Year Ended December 31,	2020	2019	2018
Numerators
Numerator for basic earnings per share:
Net Income (Loss)	$(3,821)	$14,975	$19,953
Less: Net Income Attributable to Noncontrolling Interest	(1,355)	(1,072)	(583)
Net Income (Loss) Attributable to AT&T	(5,176)	13,903	19,370
Less: Preferred Stock Dividends	(193)	(3)	—
Net Income (Loss) Attributable to Common Stock	(5,369)	13,900	19,370
Dilutive potential common shares:
Share-based payment [1]	23	21	19
Numerator for diluted earnings per share	$(5,346)	$13,921	$19,389
Denominators (000,000)
Denominator for basic earnings per share:
Weighted average number of common shares outstanding	7,157	7,319	6,778
Dilutive potential common shares:
Share-based payment (in shares) [1]	26	29	28
Denominator for diluted earnings per share	7,183	7,348	6,806
Basic Earnings Per Share Attributable to Common Stock	$(0.75)	$1.90	$2.85
Diluted Earnings Per Share Attributable to Common Stock [1]	$(0.75)	$1.89	$2.85
[1]For 2020, dilutive potential common shares are not included in the computation of diluted earnings per share because their effect is antidilutive as a result of the net loss.

In the first quarter of 2020, we completed an accelerated share repurchase agreement with a third-party financial institution to repurchase AT&T common stock (see Note 17). Under the terms of the agreement, we paid the financial institution $4,000 and received 104.8 million shares.